FAIR VALUES	12 Months Ended
Dec. 31, 2019
Fair Value Measurement [Abstract]
FAIR VALUES
Fair value measurements
All assets and liabilities for which fair value is measured or disclosed in the financial statements are categorised within the fair value hierarchy. This is described as one of the following, based on the lowest level input that is significant to the fair value measurement as a whole:

•	Level 1 - Quoted prices in active markets for identical assets or liabilities.

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Level 2 - Observable inputs other than quoted prices included in Level 1. The Group values assets and liabilities included in this level using dealer and broker quotations, certain pricing models, bid prices, quoted prices for similar assets and liabilities in active markets or other inputs that are observable or can be corroborated by observable market data.

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Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. This includes certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

The fair values of the Group’s cash and cash equivalents, trade accounts receivable, amounts receivable from related parties, trade and other payables and amounts payable to related parties approximate their carrying amounts due to their short-term nature.
The fair values of the Group’s borrowings are estimated based on borrowings with similar maturities and credit quality and current market interest rates. These are categorised within Level 2 of the fair value hierarchy as the Group uses certain pricing models and quoted prices for similar liabilities in active markets in assessing their fair values. Refer to Note 13 for further details regarding the Group’s borrowings.
The following table summarises the book value and fair value of the Group’s borrowings as at the dates presented:

	31 December 2019	31 December 2018
	€ million	€ million
Fair value of borrowings	6,720	5,739
Book value of borrowings (Note 13)	6,421	5,618

The Group’s derivative assets and liabilities are carried at fair value, which is determined using a variety of valuation techniques, depending on the specific characteristics of the hedging instrument, taking into account credit risk. The fair value of its derivative contracts (including forwards, options, cross currency swaps and interest rate swaps) is determined using standard valuation models. The significant inputs used in these models are readily available in public markets or can be derived from observable market transactions and, therefore, the derivative contracts have been classified as Level 2. Inputs used in these standard valuation models include the applicable spot, forward and discount rates. The standard valuation model for the option contracts also includes implied volatility, which is specific to individual options and is based on rates quoted from a widely used third party resource. Refer to Note 12 for further details about the Group’s derivatives.
The following table summarises the fair value of the derivative assets and liabilities as at the dates presented:

	31 December 2019	31 December 2018
	€ million	€ million
Assets at fair value:
Derivatives (Note 12)	15	15
Liabilities at fair value:
Derivatives (Note 12)	41	71

For assets and liabilities that are recognised in the financial statements on a recurring basis, the Group determines whether transfers have occurred between levels in the hierarchy by reassessing categorisation at the end of each reporting period. There have been no transfers between levels during the periods presented.